United States
Securities and Exchange Commission
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the
Securities Exchange Act of 1934

                            November 16, 2005
Date of Report (Date of earliest event reported)

Overseas Shipholding Group, Inc.
(Exact Name of Registrant as Specified in Charter)

             1-6479-1

Commission File Number

Delaware (State or other jurisdiction of incorporation)	13-2637623 (I.R.S. Employer Identification Number)

666 Third Avenue
                    New York, New York 10017
(Address of Principal Executive Offices) (Zip Code)

Registrant's telephone number, including area code (212) 953-4100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]          Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]          Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]          Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]          Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 - Other Events.

Item 8.01 - Other Events

On November 16, 2005, OSG International, Inc. ("OIN"), a subsidiary of Overseas Shipholding Group, Inc. (the "Registrant"), sold 648,500 shares of common stock of Double Hull Tankers, Inc. ("DHT") at a cash price of $11.28 per share (after underwriting discounts and commissions) to the underwriters of DHT's initial public offering pursuant to the exercise of the over-allotment option granted to such underwriters and disclosed in the Form 8-K dated October 12, 2005 filed by the Registrant. The 648,500 shares of DHT common stock that OIN sold constitute approximately 2.2% of DHT's outstanding common stock, reducing OIN's ownership of DHT to approximately 44.5%.

SIGNATURES

                   Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OVERSEAS SHIPHOLDING GROUP, INC. (Registrant)

Date: November 17, 2005	By: /s/Myles R. Itkin
Name: Myles R. Itkin Title: Senior Vice President, Chief Financial Officer and Treasurer